                                                                     Exhibit 1.1


                       AMSOUTH AUTO [TRUST] [LLC] 200_-_

                  $________ ___% CLASS A-1 ASSET BACKED NOTES
                  $___________% CLASS A-2 ASSET BACKED NOTES
                  $________ ___% CLASS A-3 ASSET BACKED NOTES
                  $___________% CLASS A-4 ASSET BACKED NOTES
                   $________ ___% CLASS B ASSET BACKED NOTES


                          AmSouth Auto Receivables LLC

                                    (SELLER)

                         FORM OF UNDERWRITING AGREEMENT
                         ------------------------------
                                                                 ______ __, 200_
_____________, as Representative
  of the Several Underwriters (the
  "Representative")
_____________
_____________


Ladies and Gentlemen:

          1.   Introductory. AmSouth Auto Receivables LLC (the "Seller") has
               ------------
previously filed a registration statement with the Securities and Exchange Commission relating to the issuance and sale from time to time of up to $_______ of asset backed notes and/or asset backed certificates. The Seller proposes to cause AMSOUTH AUTO [TRUST] [LLC] 200_-_ (the "Trust") to issue and sell to the underwriters listed on Schedule II hereto (the "Underwriters") $________ principal amount of its ___% Class A-1 Asset Backed Notes (the "Class A-1 Notes"), $________principal amount of its ___% Class A-2 Asset Backed Notes (the "Class A-2 Notes"), $________ principal amount of its ___% Class A-3 Asset Backed Notes (the "Class A-3 Notes"), $________ principal amount of its ___% Class A-4 Asset Backed Notes (the "Class A-4 Notes") and $________ principal amount of its ___% Class B Asset Backed Notes (the "Class B Notes" and together with the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes, the "Notes"). The Trust will also issue Certificates (the "Certificates" and together with the Notes, the "Securities") which will be retained by the Seller. The assets of the Trust will include, among other things, a pool of prime, motor vehicle retail installment sale contracts (the "Receivables") secured by new and used automobiles and light trucks financed thereby (the "Financed Vehicles"), and certain monies received thereunder on or after ______ _, 200_ (the "Cutoff Date"), and the other property and the proceeds thereof to be conveyed to the Trust pursuant to the Sale and Servicing Agreement to be dated as of ______ _, 200_ (the "Sale and Servicing Agreement") among AmSouth Auto [Trust] [LLC] 200_- _ (the "Trust"), the Seller and AmSouth Bank ("AmSouth"), as servicer (the "Servicer"). Pursuant to the Sale and Servicing Agreement, the Seller will sell the Receivables to the Trust and the Servicer will service the Receivables on behalf of the Trust. In addition, pursuant to the Sale and Servicing Agreement, the Servicer will agree to perform certain administrative tasks on behalf of the Trust imposed on the Trust under the Indenture. The Notes will be issued pursuant to the Indenture to be dated as of ______ _, 200_ (as amended and supplemented from time to time, the "Indenture"), between the Trust and ____________ (the "Trustee"). The Seller will form the Trust pursuant to a Trust Agreement (the "Trust Agreement") to be dated as of ______ _, 200_ between the Seller and _______, as owner trustee (the "Owner Trustee"). The Certificates, each representing a fractional undivided interest in the Trust, will be issued pursuant to the Trust Agreement.

          The Receivables were originated or acquired by AmSouth. AmSouth will sell the Receivables to the Seller pursuant to the terms of the Purchase Agreement (the "Loan Purchase Agreement") dated as of ______ _, 200_ between the Seller and AmSouth.

          Capitalized terms used and not otherwise defined herein shall have the meanings given them in the preliminary prospectus or, if not defined therein, as defined in the Sale and Servicing Agreement. As used herein, the term "Basic Documents" refers to the Sale and Servicing Agreement, Indenture, Trust Agreement, Loan Purchase Agreement, the letter agreement in the form of Exhibit A hereto (the "Letter Agreement") and Note Depository Agreement.

          2.   Representations and Warranties of the Seller.   The Seller
               --------------------------------------------
represents and warrants to and agrees with the Underwriters that:

          (a) A registration statement on Form S-3 (No. 333-______), including a prospectus, relating to the Notes has been filed with the Securities and Exchange Commission (the "Commission") and has become effective. Such registration statement, as amended as of the date of the Agreement is hereinafter referred to as the "Registration Statement," and the prospectus included in such Registration Statement, as supplemented to reflect the terms of the Notes as first filed with the Commission after the date of this Agreement pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Securities Act of 1933, as amended (the "Act"), including all material incorporated by reference therein, is hereinafter referred to as the "Prospectus;" a "preliminary prospectus" means any form of prospectus, including any prospectus supplement, relating to the Notes used prior to date of this Agreement that is subject to completion; the "Base Prospectus" means the base prospectus dated _____, 200_ included in the Prospectus; the "Prospectus Supplement" means the prospectus supplement dated the date hereof included in the Prospectus.

          (b) On the effective date of the registration statement relating to the Notes, such registration statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission promulgated under the Act (the "Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of this Agreement the Registration Statement and the preliminary prospectus conform, and at the time of the filing of the Prospectus in accordance with Rule 424(b), the Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes or will include any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The preceding sentence does not apply to statements in or omissions from such documents based upon written information furnished to the Seller by the Representative specifically for use therein, it being understood that the only such information consists of the Underwriters' Information (as defined in Section 7(f)).

          (c) The Notes are "asset backed securities" within the meaning of, and satisfy the requirements for use of, Form S-3 under the Act.

          (d) The documents incorporated by reference in the Registration Statement and Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder.

          (e) Each of the Seller and AmSouth is a limited liability company or [bank], as applicable, duly organized, validly existing and in good standing under the laws of its respective state of incorporation or formation, as applicable, is duly qualified to transact business in each jurisdiction in which it is required to be so qualified and has all necessary licenses, permits and consents to conduct its business as presently conducted and as described in the Prospectus and to perform its obligations under the Basic Documents.

          (f) This Agreement and each of the Basic Documents to which it is a party has been duly authorized, executed and delivered by the Seller and AmSouth, constitutes a valid and binding agreement of each of the Seller and AmSouth, enforceable against the Seller and AmSouth in accordance with its terms, subject as to the enforcement of remedies (x) to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, (y) to general principles of equity (regardless of and whether the enforcement of such remedies is considered in a proceeding in equity or at law) and (z) with respect to rights of indemnity under this Agreement and the Letter Agreement, to limitations of public policy under applicable securities laws.

          (g) Neither of the Seller or AmSouth is in breach or violation of any credit or security agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound, or in violation of any applicable law, statute, regulation or ordinance or any governmental body having jurisdiction over it, which breach or violation would have a material and adverse effect on its ability to perform its obligations under this Agreement or any of the Basic Documents, in each case, to which it is a party.

          (h) Other than as contemplated by this Agreement or as disclosed in the Prospectus, there is no broker, finder or other party that is entitled to receive from the Seller, AmSouth or any affiliate thereof or the Underwriters, any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

          (i) Neither AmSouth nor the Seller has entered into, nor will it enter into, any contractual arrangement with respect to the distribution of the Notes, except for this Agreement.

          (j) The Trust is not an "investment company" and is not required to be registered as an "investment company," as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (k) As of the Closing Date (as defined below), the representations and warranties of the Seller and AmSouth, in each of its capacities under each of the Basic Documents, to which it is a party will be true and correct in all material respects and each such representation and warranty is so incorporated herein by this reference.

          (l) The Seller has filed the preliminary prospectus supplement relating to the Notes pursuant to and in accordance with Rule 424(b).

          (m) On or before the Closing Date, the Basic Documents will have been duly authorized, executed and delivered by each of the parties thereto.

          (n) The Certificates, when duly and validly executed by the Owner Trustee, authenticated and delivered in accordance with the Trust Agreement, and delivered to and paid for pursuant hereto will be validly issued and outstanding and entitled to the benefits of the Trust Agreement.

          (o) The Trust's assignment of the Collateral to the Trustee pursuant to the Indenture will vest in the Trustee, for the benefit of the Noteholders, a first priority perfected security interest therein, subject to no other outstanding Lien.

          (p) The Notes, when duly and validly executed by the Trustee, authenticated and delivered in accordance with the Indenture, and delivered and paid for pursuant hereto will be enforceable in accordance with their terms, subject as to enforceability to the effects of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether in a proceeding at law or in equity).

          (q) Neither the execution, delivery or performance of any of the Basic Documents by the Seller, or AmSouth, nor the issuance, sale and delivery of the Notes or Certificates, nor the fulfillment of the terms of the Notes or Certificates, will conflict with, or result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the organizational documents of the Seller, or AmSouth, any material indenture or other material agreement or instrument to which the Seller, or AmSouth is a party or by which either of them or their properties is bound or result in a violation of or contravene the terms of any statute, order or regulation applicable to the Seller, or AmSouth of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Seller, or AmSouth, or will result in the creation of any lien upon any material property or assets of the Seller, or AmSouth (other than pursuant to the Basic Documents).

          (r) There are no legal or governmental proceedings pending to which the Seller or AmSouth is a party or of which any of its properties is the subject, which if determined adversely to the Seller or AmSouth would individually or in the aggregate have a material adverse effect on the financial position, shareholders' equity or results of operations of either of them; and to the best of the Seller's or AmSouth's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

          (s) No consent, license, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance of the Notes and Certificates or sale of the Notes or the consummation of the other transactions contemplated by this Agreement or the Basic Documents, except such as have been duly made or obtained.

          (t) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development which could reasonably be expected to result in a material adverse change, in or affecting the financial position, shareholders' equity or results of operations of the Seller or AmSouth, or the Seller's or AmSouth's ability to perform its obligations under this Agreement or any of the Basic Documents to which it is a party.

          (u) Any taxes, fees and other governmental charges due on or prior to the Closing Date (including, without limitation, sales taxes) in connection with the execution, delivery and issuance of this Agreement, the Basic Documents and the Securities have been or will have been paid at or prior to the Closing Date.

          (v) The Receivables transferred by AmSouth to the Seller are chattel paper as defined in the Uniform Commercial Code as in effect in the State of Alabama. The Receivables transferred by the Seller to the Trust are chattel paper as defined in the Uniform Commercial Code as in effect in the State of Alabama.

          (w) Under generally accepted accounting principles, (i) AmSouth will report its transfer of the Receivables transferred by it to the Seller pursuant to the Loan Purchase Agreement and (ii) the Seller will report its transfer of the Receivables to the Trustee pursuant to the Sale and Servicing Agreement as a sale of the Receivables for financial accounting purposes.

          (x) Immediately prior to the transfer thereof to the Seller pursuant to the Loan Purchase Agreement, AmSouth is the sole owner of all right, title and interest in, and has good and marketable title to the Receivables and the other property to be transferred to the Seller. AmSouth, pursuant to the Loan Purchase Agreement, is transferring to the Seller ownership of the Receivables, the security interest in the Financed Vehicles securing the Receivables and the proceeds of each of the foregoing, and, immediately prior to the transfer thereof to the Trust, the Seller will be the sole owner of all right, title and interest in, and will have good and marketable title to, the Receivables and the other property to be transferred by it to the Trust. The assignment of the Receivables, all documents and instruments relating thereto and all proceeds thereof to the Trust, pursuant to the Loan Purchase Agreement and the Sale and Servicing Agreement, vests in the Trust all interests which are purported to be conveyed thereby, free and clear of any liens, security interests or encumbrances.

          (y) Immediately prior to the transfer of the Receivables to the Seller, the Seller's interest in the Receivables and the proceeds thereof shall be perfected upon the filing of UCC-1 financing statements (the "Financing Statements") in the offices specified in Schedule I and there shall be no unreleased statements affecting the Receivables filed in such offices other than the Financing Statements. If a court concludes that the transfer of the Receivables from AmSouth to the Seller is a sale, the interest of the Seller in the Receivables and the proceeds thereof will be perfected upon the filing of the Financing Statements in the office of the Secretary of State of the State of Alabama. If a court concludes that such transfer is not a sale, the Loan Purchase Agreement and the transactions contemplated thereby constitute a grant by AmSouth to the Seller of a valid security interest in the Receivables and the proceeds thereof, which security interest will be perfected upon the filing of the Financing Statements in the office of the Secretary of State of the State of Alabama. No filing or other action, other than the filing of the Financing Statements in the office of the Secretary of State of the State of Alabama referred to above, is necessary to perfect and maintain the interest or the security interest of the Seller in the Receivables and the proceeds thereof against third parties.

          (z) Immediately prior to the transfer of the Receivables to the Trust, the Trust's interest in the Receivables and the proceeds thereof shall be perfected upon the filing of the Financing Statements and there shall be no unreleased statements affecting the Receivables filed in such offices other than the Financing Statements. If a court concludes that the transfer of the Receivables from the Seller to the Trust is a sale, the interest of the Trust in the Receivables and the proceeds thereof will be perfected upon the filing of the Financing Statements in the office of the Secretary of State of the State of Alabama. If a court concludes that such transfer is not a sale, the Sale and Servicing Agreement and the transactions contemplated thereby constitute a grant by the Seller to the Trust of a valid security interest in the Receivables and the proceeds thereof, which security interest will be perfected upon the filing of the Financing Statements in the office of the Secretary of State of the State of Alabama. No filing or other action, other than the filing of the Financing Statements in the office of the Secretary of State of the State of Alabama referred to above and any related continuation statements, is necessary to perfect and maintain the interest or the security interest of the Trust in the Receivables and the proceeds thereof against third parties.

          (aa) The Trust Agreement need not be qualified under the Trust Indenture Act of 1939, as amended and the Trust is not required to register under the Investment Company Act of 1940, as amended.

          (bb) The Indenture has been qualified under the Trust Indenture Act of 1939, as amended.

          (cc) As of the Closing Date, each of the respective representations and warranties of the Seller and AmSouth set forth in the Basic Documents will be true and correct, and the Underwriters may rely on such representations and warranties as if they were set forth herein in full.

          3.   Purchase, Sale and Delivery of the Notes.  On the basis of the
               ----------------------------------------
representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Seller agrees to cause the Trust to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Seller, the principal amount of each class of Notes set forth opposite the name of such Underwriter on Schedule II hereto at a purchase price equal to "Price %" as specified on Schedule III hereto, [plus accrued interest from __________, 200_].

          The Seller will deliver the Notes to the Underwriters, against payment of the purchase price to or upon the order of the Seller by wire transfer or check in Federal (same day) Funds, at the office of Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois 60603, at 10:00 a.m., New York time on ______, 200_, or at such other time not later than seven full business days thereafter as the Underwriters and the Seller determine, such time being herein referred to as the "Closing Date." The Notes to be so delivered will be initially represented by one or more Notes registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Notes will be represented by book entries on the records of DTC and participating members thereof. Definitive Notes will be available only under the limited circumstances specified in the Basic Documents.

          4.   Offering by Underwriter.  It is understood that, after the
               -----------------------
Registration Statement becomes effective, the Underwriters propose to offer the Notes for sale to the public (which may include selected dealers), on the terms set forth in the Prospectus.

          5.   Covenants of the Seller.  The Seller covenants and agrees with
               -----------------------
the Underwriters that:

          (a) The Seller will file the Prospectus, properly completed, with the Commission pursuant to and in accordance with subparagraph (2) (or, if applicable and if consented to by the Representative, subparagraph (5)) of Rule 424(b) no later than the second business day following the earlier of the date of determination of the offering price or the date it is first used. The Seller will advise the Representative promptly of any such filing pursuant to Rule 424(b).

          (b) The Seller will advise the Representative promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will not effect such amendment or supplementation without the consent of the Representative, which consent shall not be unreasonably withheld or delayed; and the Seller will advise the Representative promptly of any amendment or supplementation of the Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (c) If, at any time when a prospectus relating to the Notes is required to be delivered by an Underwriter or dealer either (i) any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading, or (ii) for any other reason it shall be necessary to amend or supplement the Prospectus to comply with the Act, the Seller promptly will notify the Representative of such event and promptly will prepare, at their own expense, an amendment or supplement which will correct such statement or omission. Neither the Representative's consent to, nor the Underwriters' distribution of any amendment or supplement to the Prospectus shall constitute a waiver of any of the conditions set forth in
Section 6 hereof.

          (d) The Seller will furnish to the Underwriters copies of any preliminary prospectus, the Prospectus, the Registration Statement and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representative reasonably requests.

          (e) The Seller will take all actions which are reasonably necessary to arrange for the qualification of the Notes for offering and sale under the laws of such jurisdictions as the Representative designates and will continue such qualifications in effect so long as required under such laws for the distribution of the Notes; provided, however, that in no event shall the Seller
                           --------  -------
be obligated to qualify as a foreign corporation or to execute a general or unlimited consent to service of process in any such jurisdiction.

          (f) The Seller shall furnish or make available to the Representative or its counsel such additional documents and information regarding the Seller and AmSouth and their respective affairs as the Representative may from time to time reasonably request, including any and all documentation reasonably requested in connection with its due diligence efforts regarding information in the Registration Statement and the Prospectus and in order to evidence the accuracy or completeness of any of the conditions contained in this Underwriting Agreement; and all actions taken by the Seller to authorize the sale of the Notes shall be reasonably satisfactory in form and substance to the Representative.

          (g) The Seller shall, at all times upon request of the Representative or its advisors, or both, from the date hereof through the Closing Date, (i) make available to the Underwriters or its advisors, or both, prior to acceptance of its purchase, such information (in addition to that contained in the Registration Statement and the Prospectus) concerning the offering, the Seller and any other relevant matters as they possess or can acquire without unreasonable effort or expense and (ii) provide the Underwriters or its advisors, or both, prior to acceptance of its subscription, the opportunity to ask questions of, and receive answers from, the Seller and AmSouth with respect to such matters.

          (h) The Seller will cause the Trust to make generally available to Noteholders, as soon as practicable, but no later than sixteen months after the date hereof, an earnings statement of the Trust covering a period of at least twelve consecutive months beginning after the later of (i) the effective date of the registration statement relating to the Notes and (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of this Agreement and, in each case, satisfying the provisions of Section 11(a) of the Act (including Rule 158 promulgated thereunder).

          (i) Until the retirement of the Notes, the Seller will deliver to the Representative the annual statements of compliance and the annual independent certified public accountants' reports furnished to the Trustee pursuant to the Basic Documents, as soon as such statements and reports are furnished to the Trustee.

          (j) So long as any of the Notes are outstanding, the Seller will furnish to the Representative (i) as soon as practicable after the end of the fiscal year all documents required to be distributed to Noteholders or filed with the Commission on behalf of the Trust pursuant to the Exchange Act, or any order of the Commission thereunder and (ii) from time to time, any other information concerning the Seller or AmSouth as the Representative may reasonably request only insofar as such information reasonably relates to the Registration Statement or the Prospectus or the transactions contemplated by the Basic Documents.

          (k) On or before the Closing Date, the Seller shall cause the computer records of the Seller and AmSouth relating to the Receivables to show the absolute ownership by the Owner Trustee on behalf of the Trust of the Receivables, and from and after the Closing Date neither the Seller nor AmSouth shall take any action inconsistent with the ownership by the Owner Trustee on behalf of the Trust of such Receivables, other than as permitted by the Sale and Servicing Agreement.

          (l) To the extent, if any, that any of the ratings provided with respect to the Notes by the rating agency or agencies that initially rate any of the Notes are conditional upon the furnishing of documents or the taking of any other actions by the Seller or AmSouth on or prior to the Closing Date, one of the Seller or AmSouth shall furnish such documents and take any such other actions. A copy of any such document shall be provided to the Representative at the time it is delivered to the rating agencies.

          (m) The Seller will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing and filing of the documents (including the Registration Statement and the Prospectus), (ii) the preparation, issuance and delivery of the Notes to the Underwriters, (iii) the fees and disbursements of the Seller's and AmSouth's counsel (including without limitation, local counsel in the State of Alabama) and accountants, (iv) the qualification of the Notes under state securities laws, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any blue sky or legal investment survey, if any is requested, (v) the printing and delivery to the Underwriters of copies of the Registration Statement and the Prospectus and each amendment thereto, [(vi) the fees and reasonable expenses of the Underwriters and its counsel], (vii) any fees charged by rating agencies for the rating of the Notes, (viii) the fees and expenses of the Trustee and its counsel and (ix) the fees and expenses of the Owner Trustee, the Trust and each of their counsel.

          6.   Conditions of the Obligations of the Underwriters.  The
               -------------------------------------------------
obligations of the Underwriters to purchase and pay for the Notes will be subject to the accuracy, as of the date hereof and as of the Closing Date, of the representations and warranties on the part of the Seller herein, to the accuracy of the written statements of officers of the Seller and AmSouth made pursuant to the provisions of this Section, to the performance by the Seller of its obligations hereunder and to the following additional conditions precedent:

          (a) The Representative shall have received a letter, dated the date hereof, of _____________, confirming that such accountants are independent public accountants within the meaning of the Act and the Rules and Regulations, and substantially in the form of the drafts to which the Representative has previously agreed and otherwise in form and substance reasonably satisfactory to the Representative and counsel for the Underwriters (i) regarding certain numerical information contained in the Prospectus and (ii) relating to certain agreed-upon procedures.

          (b) The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof. On or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Seller, shall be contemplated by the Commission.

          (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the Receivables or particularly the business or properties of the Trust, the Seller or AmSouth which, in the judgment of a majority in interest of the Underwriters (including the Representative), materially impairs the investment quality of the Notes; (ii) any downgrading in the rating of any securities of AmSouth by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any such debt securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York or American Stock Exchanges, or any setting of minimum prices for trading on such exchange; (iv) any suspension of trading of any securities of AmSouth on any exchange, the NASDAQ National Market or in the over-the-counter market; (v) any banking moratorium declared by Federal or New York authorities; or (vi) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress, or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters (including the Representative), the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Notes.

          (d) On the Closing Date, each of the Basic Documents and the Securities shall have been duly authorized, executed and delivered by the parties thereto, shall be in full force and effect and no default shall exist thereunder, and the Owner Trustee shall have received a fully executed copy thereof or, with respect to the Notes, a conformed copy thereof. The Basic Documents and the Securities shall be substantially in the forms heretofore provided to the Representative.

          (e) The Representative shall have received an opinion of ___________, special counsel to the Seller and AmSouth, dated the Closing Date, satisfactory in form and substance to the Representative, to the effect that:

           (i) The Seller has been duly formed and is validly existing as a limited liability company in good standing under the laws of the state of its incorporation, with full corporate power and authority to own its properties and conduct its business, and is duly qualified to transact business and is in good standing in each jurisdiction in which its failure to qualify would have a material adverse effect upon the business or the ownership of its property.

           (ii) This Agreement has been duly authorized, executed and delivered by the Seller. The Basic Documents to which it is a party have been duly authorized, executed and delivered by the Seller.

           (iii) The Seller has full power and authority to sell and assign the property to be sold and assigned to the Trust by it pursuant to the Sale and Servicing Agreement and has duly authorized such sale and assignment to the Trust by all necessary corporate action.

           (iv) This Agreement and the Basic Documents to which each of the Seller and AmSouth is a party are the legal, valid and binding obligation of the Seller and AmSouth, enforceable against the Seller and AmSouth in accordance with their terms, subject as to enforceability to the effects of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether in a proceeding at law or in equity).

       (v) The Seller has duly authorized, executed and delivered the written order to the Owner Trustee to execute and deliver the Issuer Order to the Trustee.

       (vi) The Seller has duly authorized, executed and delivered the written order to the Owner Trustee to execute and deliver the Certificates.

       (vii) When the Notes have been executed, authenticated and delivered in accordance with the Indenture and paid for pursuant to this Agreement, the Notes will be validly issued and outstanding and enforceable in accordance with their terms, subject as to enforceability to the effects of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity (whether in a proceeding at law or in equity).

       (viii) Neither the transfer of certain of the Receivables by the Seller to the Trustee on behalf of the Trust, nor the assignment by the Seller of the Trust Estate to the Trust, nor the grant by the Trust of the security interest in the Collateral to the Owner Trustee pursuant to the Indenture, nor the execution, delivery and performance by the Seller of the Basic Documents to which it is a party, nor the consummation by the Seller of the transactions contemplated thereby will conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Seller, pursuant to the terms of the formation documents of the Seller or any statute, rule, regulation or order of any governmental agency or body, or any court having jurisdiction over the Seller or its properties, or any agreement or instrument known to me after due investigation to which the Seller is a party or by which the Seller or any of its properties is bound.

       (ix) No authorization, license, approval, consent or order of, or filing with, any court or governmental agency or authority is necessary in connection with the execution, delivery and performance of this Agreement and each of the Basic Documents to which it is a party by the Seller or AmSouth.

       (x) To the best of such counsel's knowledge, there are no contracts or documents of the Seller which are required to be filed as exhibits to the Registration Statement pursuant to the Act or the Rules or Regulations which have not been so filed.

       (xi) AmSouth has been duly organized and is validly existing as a _____ in good standing under the laws of the United States of America, with full power and authority to own its properties and conduct its business, and is duly qualified to transact business and is in good standing in each jurisdiction in which its failure to qualify would have a material adverse effect upon the business or the ownership of its property.

       (xii) This Agreement has been duly authorized, executed and delivered by AmSouth. The Basic Documents to which it is a party have been duly authorized, executed and delivered by AmSouth.

       (xiii) AmSouth has full power and authority to enter into the Basic Documents to which it is a party and has duly authorized entering into such documents by all necessary corporate action.

       (xiv) Neither the execution, delivery and performance by AmSouth of the Basic Documents to which it is a party, nor the consummation by AmSouth of the transactions contemplated thereby will conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of AmSouth, pursuant to the terms of the certificate of incorporation or the by-laws of AmSouth or any statute, rule, regulation or order of any governmental agency or body, or any court having jurisdiction over AmSouth or its properties, or any agreement or instrument known to me after due investigation to which AmSouth is a party or by which AmSouth or any of its properties is bound.

       (xv) To the best of the knowledge of such counsel, there are no legal or governmental proceedings pending to which the Seller or AmSouth is a party or of which any property of the Seller or AmSouth is the subject, and no such proceedings are known to such counsel to be threatened or contemplated by governmental authorities or threatened by others (i) asserting the invalidity of all or any part of this Agreement or any of the Basic Documents or (ii) that could materially adversely affect the ability of the Seller or AmSouth to perform their obligations under any of the Basic Documents to which either is a party.

       (xvi) Such counsel is familiar with AmSouth's standard operating procedures relating to the acquisition of a perfected first priority security interest in the vehicles financed by AmSouth pursuant to retail installment sale contracts in the ordinary course of their business. Assuming that these standard procedures are followed with respect to the perfection of security interests in the Financed Vehicles, AmSouth has acquired or will acquire a perfected first priority security interests in the Financed Vehicles with respect to which it has originated Receivables sold by it to the Seller.

       (xvii) Immediately prior to the transfer of certain of the Receivables by

     AmSouth pursuant to the Loan Purchase Agreement, AmSouth was the sole owner of all right, title and interest in the Receivables and the other property transferred by it to the Seller. Immediately prior to the transfer of certain of the Receivables by the Seller pursuant to the Sale and Servicing Agreement, the Seller was the sole owner of all right, title and interest in the Receivables and the other property transferred by it to the Trust.

       (xviii) AmSouth has all necessary licenses required by law in connection with its performance as Servicer pursuant to the Sale and Servicing Agreement.

       (xix) To such counsel's knowledge, there are no material legal or governmental proceedings pending or threatened against the Seller or AmSouth other than those disclosed in the Registration Statement and the Prospectus.

       (xx) The Registration Statement became effective under the Act as of ____________ and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereto has been issued under the Act and no proceeding for that purpose has been instituted or threatened by the Commission.

       (xxi) The Seller is not, and will not as a result of the offer and sale of the Notes as contemplated in the Prospectus and this Agreement become, an "investment company" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), or a company "controlled by" an "investment company" within the meaning of the Investment Company Act.

       (xxii) The Trust Agreement need not be qualified under the Trust Indenture Act and the Trust is not required to register under the Investment Company Act.

       (xxiii) The Indenture has been duly qualified under the Trust Indenture Act.

       (xxiv) The statements in the Prospectus Supplement under the headings ["Summary of Terms of the Notes -- Tax Status," "Federal Income Tax Consequences," "Summary of Terms of the Notes -- ERISA Considerations," and "ERISA Considerations," and in the Base Prospectus under the headings "Prospectus Summary -- Tax Status," "Federal Income Tax Consequences," " Prospectus Summary -- ERISA Considerations," and "ERISA Considerations,"] to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and accurately describe the material consequences to holders of the Notes under the Code and ERISA.

       (xxv) The Registration Statement relating to the Notes as of its effective date and the Prospectus as of the date of this Agreement, and any amendment or supplement thereto, as of its date, complied as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations. Such counsel need express no opinion with respect to the financial statements, the exhibits, annexes and other financial, statistical, numerical or portfolio data, economic conditions or financial condition of the portfolio information included in or incorporated by reference into the Registration Statement relating to the Notes, the Prospectus or any amendment or supplement thereto.

       (xxvi) Such counsel shall state that they have participated in the preparation of the Registration Statement and the Prospectus, and that no facts have come to their attention which cause them to believe that the Registration Statement relating to the Notes as of its effective date, and the Prospectus, as of the date of this Agreement, and any amendment or supplement thereto, as of its date when it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus on its date contained or on the Closing Date contains, any untrue statement of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such counsel need not express any view with respect to the financial, statistical or computational material included in or incorporated by reference into the Registration Statement relating to the Notes, the Prospectus or any amendment or supplement thereto.

     Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of New York, Delaware and Florida.

     (f) The Representative shall have received the opinion of _________, special counsel to the Trust, dated the Closing Date, satisfactory in form and substance to the Representative and counsel for the Underwriters, regarding the creation and attachment of a security interest in the Receivables with respect to the transfer of the Receivables from AmSouth to the Seller and the Seller to the Trust and the pledge of the Receivables from the Trust to the Trustee. Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of New York.

     (g) The Representative shall have received the opinion of Balch & Bingham, counsel to AmSouth or such other counsel acceptable to the Representative and counsel for the Underwriters, dated the Closing Date, satisfactory in form and substance to the Representative and counsel for the Underwriters to the effect that:

     (i) Such counsel shall deliver an opinion regarding Alabama state tax consequences in form and substance reasonably acceptable to the Representative and counsel to the Underwriters.

     (ii) The Receivables conveyed by AmSouth to the Seller and by the Seller to the Trust are chattel paper as defined in the Uniform Commercial Code as in effect in the State of Alabama.

     (iii) If the transfer of Receivables from AmSouth to the Seller is considered a sale, such sale will be perfected upon the filing of financing statements with the Secretary of State of the State of Alabama and ______ County, Alabama. If the transfer of Receivables from AmSouth to the Seller is considered a financing, such financing will create a first priority perfected interest upon the filing of financing statements with the Secretary of State of the State of Alabama and ______ County, Alabama.

     (iv) If the transfer of Receivables from the Seller to the Trust is considered a sale, such sale will be perfected upon the filing of financing statements with the Secretary of State of the State of Alabama and ______ County, Alabama. If the transfer of Receivables from Seller to the Trust is considered a financing, such financing will create a first priority perfected interest upon the filing of financing statements with the Secretary of State of the State of Alabama and ______ County, Alabama.


     Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of New York and Alabama.

     (h) The Representative shall have received an opinion addressed to it of Mayer, Brown & Platt, in its capacity as counsel to the Seller, dated the Closing Date, with respect to (i) the consolidation of the assets and liabilities of the Seller with those of AmSouth, under the doctrine of substantive consolidation and (ii) the creation of (x) a "true sale" with respect to the transfers of the Receivables from AmSouth to the Seller and (y) with respect to the transfer of the Receivables to the Trust, a "true sale" or a valid and binding security interest in the Receivables and the Seller shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. Such opinions shall be limited to the laws of the State of New York and United States federal law.

     (i) The Representative shall have received an opinion of _________, counsel to the Trustee, dated the Closing Date and satisfactory in form and substance to the

Representative and counsel for the Underwriters, to the effect that:

       (i) The Trustee has been duly organized as a [banking corporation] and is validly existing and in good standing under the laws of the State of [New York].

       (ii) The Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of the Indenture.

       (iii) The Indenture has been duly executed and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its respective terms, except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

       (iv) The Notes have been duly authenticated by the Trustee in accordance with the terms of the Indenture.

     Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of New York.

     (j) The Representative shall have received an opinion of _________, counsel to the Owner Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and counsel for the Underwriters, to the effect that:

       (i) The Owner Trustee is a [banking corporation] duly incorporated and organized and validly existing under the laws of the [Delaware].

       (ii) The Owner Trustee has the full corporate trust power to accept the office of owner trustee under the Trust Agreement and to enter into and perform its obligations under the Trust Agreement, the Indenture and the Sale and Servicing Agreement.

       (iii) The execution and delivery of the Trust Agreement, the Indenture and the Sale and Servicing Agreement, and the performance by the Owner Trustee of its obligations under the Trust Agreement, the Sale and Servicing Agreement and the Indenture have been duly authorized by all necessary action of the Owner Trustee and each has been duly executed and delivered by the Owner Trustee.

       (iv) The Trust Agreement constitutes the valid and binding obligations of the Owner Trustee enforceable against the Owner Trustee in accordance with its terms.

       (v) The execution and delivery by the Owner Trustee of the Trust Agreement, the Indenture and the Sale and Servicing Agreement do not require any consent, approval or authorization of, or any registration or filing with, any applicable governmental authority.

       (vi) Each of the Notes and Certificates has been duly executed and delivered by the Owner Trustee, on behalf of the Trust.

       (vii) Neither the consummation by the Owner Trustee of the transactions contemplated in the Sale and Servicing Agreement, the Indenture or the Trust Agreement nor the fulfillment of the terms thereof by the Owner Trustee will conflict with, result in a breach or violation of, or constitute a default under any law of the United States of America or the State of New York governing its banking or trust powers or the charter, by-laws or other organizational documents of the Owner Trustee.

       (viii) No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of the Owner Trustee is required in connection with the execution and delivery by the Owner Trustee of the Trust Agreement, the Indenture or the Sale and Servicing Agreement.

     Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of New York and Delaware.

     (k) The Representative shall have received an opinion of ________, special Delaware counsel for the Trust, dated the Closing Date, satisfactory in form and substance to the Representative and counsel for the Underwriters, to the effect that:

     (i) The Trust Agreement constitutes the valid and binding obligation of the Owner Trustee and the Seller enforceable against the Owner Trustee and the Seller in accordance with its terms subject to (i) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent conveyance and similar laws relating to and affecting the rights and remedies of creditors generally, and (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law).

       (ii) The Certificate of Trust has been duly filed with the Secretary of State. The Trust has been duly formed and is validly existing as a business trust under the Delaware Business Trust Act (the "Business Trust Act"). The Trust has the power and authority under the Trust Agreement and the Act to execute and deliver the Indenture and the Sale and Servicing Agreement, to issue the Notes and the Certificates and to pledge the Trust Estate to the Trustee as security for the Notes.

       (iii) Assuming that the Certificates have been duly executed and issued by the Trust and duly authenticated by the Owner Trustee in accordance with the Trust Agreement and delivered to and paid for pursuant to the Underwriter Agreement, the Certificates have been validly issued and are entitled to the benefits of the Trust Agreement.

       (iv) To the extent that Article 9 of the Uniform Commercial Code as in effect in the State of Delaware (the "Delaware UCC") is applicable (without regard to conflicts of laws principles), and assuming that the security interest created by each of the Sale and Servicing Agreement and the Indenture in the Receivables has been duly created and has attached, upon the filing of UCC-1 financing statements with the Secretary of State of the State of Delaware the Trust will have a perfected security interest in the transfer of Receivables pursuant to the Sale and Servicing Agreement and the proceeds thereof, and such security interest will be prior to any other security interest that is perfected solely by the filing of financing statements under the Delaware UCC, excluding purchase money security interests under (S) 9-312(4) of the UCC and temporarily perfected security interests in proceeds under (S) 9-306(3) of the Delaware UCC and the Trustee will have a perfected security interest in such Receivables and the proceeds thereof, and such security interest will be prior to any other security interest that is perfected solely by the filing of financing statements under the Delaware UCC, excluding purchase money security interests under (S) 9-312(4) of the UCC and temporarily perfected security interests in proceeds under (S) 9-306(3) of the Delaware UCC.

       (v) No re-filing or other action is necessary under the Delaware UCC in order to maintain the perfection of such security interests except for the filing of continuation statements at five year intervals.

       (vi) Under (S) 3805(b) of the Business Trust Act, no creditor of any Certificateholder shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Trust except in accordance with the terms of the Trust Agreement.

       (vii) Under (S) 3805(c) of the Business Trust Act, and assuming that the Sale and Servicing Agreement conveys good title to the Receivables to the Trust as a true sale and not as a security arrangement, the Trust rather than the Certificateholders is the owner of the Receivables.

       (viii) The execution and delivery by the Owner Trustee of the Trust Agreement and, on behalf of the Trust, the Indenture and the Sale and Servicing Agreement do not require any consent, approval or authorization of, or any registration or filing with, any governmental authority of the State of Delaware, except for the filing of the Certificate of Trust with the Secretary of State.

       (ix) Neither the consummation by the Owner Trustee of the transactions contemplated in the Trust Agreement or, on behalf of the Trust, the transactions contemplated in the Indenture and the Sale and Servicing Agreement nor the fulfillment of the terms thereof by the Owner Trustee will conflict with or result in a breach or violation of any law of the State of Delaware.

     Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of Delaware.

     (l) The Representative shall have received copies of each opinion of counsel delivered to either rating agency, together with a letter addressed to the Underwriters, dated the Closing Date, to the effect that the Underwriters may rely on each such opinion to the same extent as though such opinion was addressed to each as of its date.

     (m) The Representative shall have received a certificate dated the Closing Date of the Seller, executed by any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, any Assistant Treasurer, the Secretary, the principal financial officer or the principal accounting officer of the Seller, in which such officer shall state that, to the best of its knowledge after reasonable investigation, (i) the representations and warranties of the Seller, contained in this Agreement and the Basic Documents to which it is a party are true and correct in all material respects, (ii) that the Seller, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date, and (iii) since the date of its incorporation, except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Trust, AmSouth or the Seller, has occurred.

     (n) The Representative shall have received a certificate dated the Closing Date of AmSouth, executed by any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, any Assistant Treasurer, the Secretary, the principal financial officer or the principal accounting officer of

AmSouth in which such officer shall state that, to the best of its knowledge after reasonable investigation, (i) the representations and warranties of AmSouth contained in this Agreement, the Loan Purchase Agreement and the Sale and Servicing Agreement are true and correct in all material respects, (ii) that AmSouth has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date and (iii) since [December 31, 1999], except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Trust, AmSouth or the Seller, has occurred.

     (o) The Representative shall have received evidence satisfactory to it and counsel for the Underwriters that, on or before the Closing Date, UCC-1 financing statements shall have been submitted to the Owner Trustee or Trustee, as the case may be, for filing in the appropriate filing offices reflecting (1) the transfer of the interest in the Receivables, certain other property and the proceeds thereof (A) from AmSouth to the Seller and (B) from the Seller to the Trust, and (2) the grant of the security interest by the Trust in the Receivables, certain other property and the proceeds thereof to the Trustee.

     (p) The Class A-1 Notes and the Class A-2 Notes shall be rated "AAA" or its equivalent, in each case by Moody's and S&P and neither corporation shall have placed the Notes under surveillance or review with possible negative implications.

     The Seller will provide or cause to be provided to the Representative such conformed copies of such of the foregoing opinions, certificates, letters and documents as the Representative shall reasonably request.

     7.   Indemnification and Contribution.
          --------------------------------

     (a) The Seller agrees to indemnify and hold harmless each Underwriter against any and all losses, claims, damages or liabilities, joint or several, or any action in respect thereof (including but not limited to, any loss, claim, damage or liability (or action relating to purchases and sales of the Notes)), to which such Underwriter may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however,
                                                           --------  -------
that the Seller shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with the Underwriters' Information.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Seller against any losses, claims, damages or liabilities to which the Seller may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated in the Registration Statement, the Prospectus, or any amendment or supplement thereto or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Underwriters' Information, and will reimburse any legal or other expenses reasonably incurred by the Seller in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under subsection (a) or (b) above, except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and to the extent that it may wish to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, except to the extent provided in the next following paragraph, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

     Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Underwriters, if the indemnified parties under this
Section 7 consist of the Underwriters, or by the Seller, if the indemnified party under this Section 7 consists of the Seller.

     Each indemnified party, as a condition of the indemnity agreements contained in Section 7 (a) and (b) hereof, shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless the indemnified party under subsection (a) or
(b) above then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Seller and on the one hand and the Underwriters on the other from the offering of the Notes or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Seller on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Seller on the one hand and the Underwriters on the other shall be deemed to be in such proportion that the Underwriters shall be responsible for that portion represented by the underwriting discounts and commissions received by the Underwriters (the "Spread"); and the Seller shall be responsible for the balance. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Seller or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Seller and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein.

     The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), in no case shall any Underwriter be responsible for any amount (not including the fees and expenses of its counsel) in excess of the Spread received by such Underwriter, as set forth on the cover page of the Prospectus. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The obligations of the Seller under this Section shall be in addition to any liability which the Seller may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriters within the meaning of the Act or the Exchange Act. The obligations of the Underwriters shall be in addition to any liability which the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Seller, and each of its officers that signed the Registration Statement.

          (f) The Underwriter confirms that the information set forth in the _______, _____ and ______ paragraphs under the caption "Underwriting" in the Prospectus Supplement (the "Underwriter's Information") is correct and constitutes the only information furnished in writing to the Seller by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

          8.   Default of Underwriter.  If any of the Underwriters default in
               ----------------------
their obligations to purchase Notes hereunder, and the aggregate principal amount of Notes that the defaulting Underwriter agreed but failed to purchase does not exceed 10% of the total principal amount of the Notes, the Underwriters may make arrangements satisfactory to the Seller for the purchase of such Notes by other persons including the non-defaulting Underwriter, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriter shall be obligated, in proportion to its commitment hereunder, to purchase the Notes that such defaulting Underwriter agreed but failed to purchase. If any of the Underwriters so default and the aggregate principal amount of Notes with respect to which such default or defaults occur exceeds 10% of the total principal amount of Notes and arrangements satisfactory to the Underwriters and the Seller for the purchase of such Notes by other persons are not make within 36 hours after such default, this Agreement will terminate without liability on the part of the Seller, except as provided in Section 9 hereof. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve the Underwriter from liability for its default.

          9.   Survival of Representations and Obligations.  The respective
               -------------------------------------------
indemnities, agreements, representations, warranties and other statements of the Seller or its officers and of the Underwriters set forth in or made pursuant to this Agreement or contained in certificates of officers of the Seller submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of the Underwriters, the Seller or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Notes. If for any reason the purchase of the Notes by the Underwriters is not consummated, the Seller shall remain responsible for the expenses to be paid or reimbursed by the Seller pursuant to Section 5(m) and the respective obligations of the Seller, the Seller and the Underwriters pursuant to Section 7 shall remain in effect. If for any reason the purchase of the Notes by the Underwriters is not consummated (other than because of a failure to satisfy the conditions set forth in items
(iii), (v) and (vi) of Section 6(c)), the Seller will reimburse the Underwriters for all out-of-pocket expenses reasonably incurred by it in connection with the offering of the Notes.

          10.  Notices.  Any written request, demand, authorization, direction,
               -------
notice, consent or waiver shall be personally delivered or mailed certified mail, return receipt requested (or in the form of telex or facsimile notice, followed by written notice as aforesaid) and shall be deemed to have been duly given upon receipt, if sent to the Underwriters, when delivered to the Representative at _______________________, Attention: _________ (fax # ________)
and if sent to the Seller when delivered to ________________, Attention:
_______ (Fax # ________).

          11.  Successors.  This Agreement shall inure to the benefit of and be
               ----------
binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligations hereunder.

          12.  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

          13.  Applicable Law.  This Agreement shall be governed by, and
               --------------
construed in accordance with, the laws of the State of New York without regard to the choice of law provisions thereof.

          14.  Representation of Underwriters.  The Representative will act for
               ------------------------------
the several Underwriters in connection with the transactions described in this Agreement, and any action taken by Representative under this Agreement will be binding upon all the Underwriters.

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement among the Seller and the Underwriters in accordance with its terms.

                                   Very truly yours,

                                   AMSOUTH AUTO RECEIVABLES LLC

                                   By:  AMSOUTH BANK, its managing member


                                   By:__________________________
                                      Name:
                                      Title:



The foregoing Underwriting
Agreement is hereby confirmed
and accepted as of the date
first written above.

___________________


By:____________________________

Acting on behalf of itself and as the
Representative of the Several
Underwriters

                                  SCHEDULE I

                                    OFFICES

                                  SCHEDULE II

                Initial Principal    Initial Principal    Initial Principal    Initial Principal    Initial Principal
                   Balance of           Balance of           Balance of           Balance of           Balance of
Underwriter      Class A-1 Notes      Class A-2 Notes      Class A-3 Notes      Class A-4 Notes       Class B Notes
-----------      ---------------      ---------------      ---------------      ---------------       -------------
_____________
_____________
_____________

Total

SCHEDULE III

                   Original
                   Principal       Investor       Investor
Security           Balance $       Price %        Price $       Price %     Price $       Rate %
--------           ---------       ---------      --------      -------     --------      ------
Class A-1 Notes
Class A-2 Notes
Class A-3 Notes
Class A-4 Notes
Class B Notes


Total Price to Public:  $
Total Price to Seller:  $
Underwriting Discounts
and Commissions:        $

                                   EXHIBIT A

                                                                    ______, 200_


___________
___________
___________


Re: Underwriting Agreement for AmSouth Auto Trust 200_-_, dated ______, 200_ the "Underwriting Agreement") between AmSouth Auto Receivables LLC (the "Seller"), and ______________, as representative (the "Representative") of the several underwriters (the "Underwriters").
                                    ------------

Ladies and Gentlemen:

     Pursuant to the Underwriting Agreement, the Seller has undertaken certain financial obligations with respect to the indemnification of the Underwriters with respect to the Registration Statement, and the Prospectus described in the Underwriting Agreement. Any financial obligations of the Seller under the Underwriting Agreement, whether or not specifically enumerated in this paragraph, are hereinafter referred to as the "Joint and Several Obligations;" provided, however, that "Joint and Several Obligations" shall mean only the financial obligations of the Seller under the Underwriting Agreement (including the payment of money damages for a breach of any of the Seller's obligations under the Underwriting Agreement, whether financial or otherwise) but shall not include any obligations not relating to the payment of money.

     As a condition of its execution of the Underwriting Agreement, the Underwriters have required the undersigned, AmSouth Bank ("AmSouth"), the parent corporation of the Seller, to acknowledge its joint and several liability with the Seller for the payment of the Joint and Several Obligations under the Underwriting Agreement.

     Now, therefore, the Underwriters and AmSouth do hereby agree that:

1. AmSouth hereby agrees to be absolutely and unconditionally jointly and severally liable with the Seller to the Underwriters for the payment of the Joint and Several Obligations under the Underwriting Agreement.

2. AmSouth may honor its obligations hereunder either by direct payment of any Joint and Several Obligations or by causing any Joint and Several Obligations to be paid to the Underwriters by the Seller or another affiliate of AmSouth.

     Capitalized terms used herein and not defined herein shall have their respective meanings as set forth in the Underwriting Agreement.

                                   Very truly yours,

                                   AMSOUTH BANK


                                   By:_____________________
                                      Name:
                                      Title:


___________________


By:______________________
   Name:
   Title:

                                      -3-